UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	September 30, 2014

Item 1. Schedule of Investments:

Putnam VT Absolute Return 500 Fund

The fund's portfolio
9/30/14 (Unaudited)

COMMON STOCKS (23.1%)(a)
			Shares	Value

Basic materials (0.6%)

Compass Minerals International, Inc.			82	$6,911

International Flavors & Fragrances, Inc.			169	16,204

Newmont Mining Corp.			148	3,411

PPG Industries, Inc.			227	44,660

Royal Gold, Inc.			158	10,261

Sherwin-Williams Co. (The)			198	43,360

Sigma-Aldrich Corp.			194	26,386

				151,193
Capital goods (0.7%)

Lockheed Martin Corp.			481	87,917

Republic Services, Inc.			427	16,662

Roper Industries, Inc.			155	22,675

Stericycle, Inc.(NON)			126	14,687

Waste Connections, Inc.			168	8,151

Waste Management, Inc.			632	30,039

				180,131
Communication services (0.5%)

Verizon Communications, Inc.			2,568	128,374

				128,374
Conglomerates (2.3%)

3M Co.			515	72,965

Danaher Corp.			1,126	85,553

Marubeni Corp. (Japan)			21,100	144,540

Mitsubishi Corp. (Japan)			7,600	155,767

Mitsui & Co., Ltd. (Japan)			6,200	97,834

				556,659
Consumer cyclicals (2.8%)

Advance Auto Parts, Inc.			24	3,127

Automatic Data Processing, Inc.			548	45,528

AutoZone, Inc.(NON)			75	38,225

Discovery Communications, Inc.(NON)			119	4,436

Dollar Tree, Inc.(NON)			513	28,764

Ecolab, Inc.			314	36,057

Gartner, Inc.(NON)			147	10,800

Hanesbrands, Inc.			248	26,645

Home Depot, Inc. (The)			1,185	108,711

Johnson Controls, Inc.			735	32,340

Kimberly-Clark Corp.			600	64,542

MSC Industrial Direct Co., Inc. Class A			118	10,084

O'Reilly Automotive, Inc.(NON)			247	37,139

Omnicom Group, Inc.			611	42,073

Scripps Networks Interactive Class A			262	20,460

Signet Jewelers, Ltd.			201	22,896

Thomson Reuters Corp. (Canada)			327	11,906

Total System Services, Inc.			415	12,848

Vantiv, Inc. Class A(NON)			303	9,363

VF Corp.			531	35,062

Viacom, Inc. Class B			1,049	80,710

				681,716
Consumer staples (2.5%)

Altria Group, Inc.			2,211	101,573

Chipotle Mexican Grill, Inc.(NON)			19	12,665

Church & Dwight Co., Inc.			290	20,346

Colgate-Palmolive Co.			578	37,697

Costco Wholesale Corp.			699	87,599

Dr. Pepper Snapple Group, Inc.			491	31,576

Hershey Co. (The)			375	35,786

McDonald's Corp.			1,066	101,066

PepsiCo, Inc.			820	76,334

Starbucks Corp.			147	11,093

Sumitomo Mitsui financial Group, Inc. (Japan)			7,400	81,729

				597,464
Energy (1.9%)

Chevron Corp.			497	59,302

ConocoPhillips			949	72,617

Dril-Quip, Inc.(NON)			103	9,208

Exxon Mobil Corp.			1,859	174,838

Phillips 66			1,034	84,075

Spectra Energy Corp.			1,177	46,209

				446,249
Financials (4.1%)

ACE, Ltd.			471	49,394

Alleghany Corp.(NON)			20	8,363

American Campus Communities, Inc.(R)			266	9,696

American Financial Group, Inc.			150	8,684

Arch Capital Group, Ltd.(NON)			243	13,297

Arthur J. Gallagher & Co.			276	12,519

AvalonBay Communities, Inc.(R)			46	6,485

Axis Capital Holdings, Ltd.			242	11,454

Berkshire Hathaway, Inc. Class B(NON)			1,006	138,968

Broadridge Financial Solutions, Inc.			236	9,825

Capital One Financial Corp.			1,069	87,252

Cullen/Frost Bankers, Inc.			111	8,493

Essex Property Trust, Inc.(R)			154	27,528

Everest Re Group, Ltd.			116	18,793

Federal Realty Investment Trust(R)			138	16,347

Health Care REIT, Inc.(R)			765	47,713

Home Properties, Inc.(R)			139	8,095

M&T Bank Corp.			246	30,329

Markel Corp.(NON)			13	8,270

Mid-America Apartment Communities, Inc.(R)			185	12,145

New York Community Bancorp, Inc.			995	15,791

Northern Trust Corp.			150	10,205

PartnerRe, Ltd.			127	13,956

Progressive Corp. (The)			936	23,662

Public Storage(R)			233	38,641

RenaissanceRe Holdings, Ltd.			104	10,399

Signature Bank(NON)			128	14,344

Tanger Factory outlet Centers, Inc.(R)			231	7,558

U.S. Bancorp			1,314	54,965

Visa, Inc. Class A			481	102,630

Wells Fargo & Co.			2,647	137,300

WP Carey, Inc.(R)			170	10,841

				973,942
Health care (2.9%)

Actavis PLC(NON)			325	78,416

AmerisourceBergen Corp.			562	43,443

Becton Dickinson and Co.			297	33,802

C.R. Bard, Inc.			159	22,691

Cardinal Health, Inc.			790	59,187

Eli Lilly & Co.			1,408	91,309

Johnson & Johnson			1,428	152,211

McKesson Corp.			429	83,513

Mednax, Inc.(NON)			251	13,760

Merck & Co., Inc.			2,006	118,916

				697,248
Technology (3.6%)

Amdocs, Ltd.			298	13,672

Analog Devices, Inc.			782	38,701

ANSYS, Inc.(NON)			184	13,923

Apple, Inc.			765	77,074

CDW Corp. of Delaware			217	6,738

Cisco Systems, Inc.			4,328	108,936

DST Systems, Inc.			77	6,462

eBay, Inc.(NON)			1,797	101,764

EMC Corp.			3,116	91,174

Fidelity National Information Services, Inc.			488	27,474

Fiserv, Inc.(NON)			370	23,915

Honeywell International, Inc.			999	93,027

IBM Corp.			427	81,057

Jack Henry & Associates, Inc.			163	9,073

Linear Technology Corp.			592	26,279

Microsoft Corp.			406	18,822

Paychex, Inc.			751	33,194

Synopsys, Inc.(NON)			233	9,249

Texas Instruments, Inc.			1,680	80,119

				860,653
Transportation (0.5%)

Kirby Corp.(NON)			76	8,957

Landstar System, Inc.			109	7,869

Teekay Corp.			112	7,432

United Parcel Service, Inc. Class B			952	93,572

				117,830
Utilities and power (0.7%)

American Water Works Co., Inc.			244	11,768

Duke Energy Corp.			1,193	89,201

Southern Co. (The)			1,433	62,550

				163,519

Total common stocks (cost $5,064,298)				$5,554,978

MORTGAGE-BACKED SECURITIES (11.8%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (5.2%)

Federal Home Loan Mortgage Corporation
IFB Ser. 4143, Class DS, IO, 5.966s, 2042			$115,706	$27,099
IFB Ser. 4240, Class SA, IO, 5.846s, 2043			96,249	21,815
IFB Ser. 4245, Class AS, IO, 5.846s, 2043			202,688	45,212
IFB Ser. 271, Class S5, IO, 5.846s, 2042			207,806	46,844
IFB Ser. 317, Class S3, IO, 5.826s, 2043			104,808	23,855
IFB Ser. 325, Class S1, IO, 5.796s, 2044			98,464	22,167
IFB Ser. 326, Class S2, IO, 5.796s, 2044			98,228	23,281
IFB Ser. 311, Class S1, IO, 5.796s, 2043			113,369	25,225
IFB Ser. 308, Class S1, IO, 5.796s, 2043			113,531	28,378
IFB Ser. 264, Class S1, IO, 5.796s, 2042			107,803	25,450
IFB Ser. 314, Class AS, IO, 5.736s, 2043			116,343	26,931
Ser. 4193, Class PI, IO, 4s, 2043			87,623	14,869
Ser. 304, Class C53, IO, 4s, 2032			138,755	24,730
Ser. 303, Class C19, IO, 3 1/2s, 2043			89,451	20,642
Ser. 4134, Class PI, IO, 3s, 2042			324,748	48,030
Ser. 13-4206, Class IP, IO, 3s, 2041			140,154	18,405
Ser. 304, Class C45, IO, 3s, 2027			103,912	12,044
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028			200,700	22,025

Federal National Mortgage Association
IFB Ser. 13-9, Class LS, 5.996s, 2043			94,900	21,927
IFB Ser. 12-111, Class JS, IO, 5.946s, 2040			95,591	17,935
IFB Ser. 13-128, Class SA, IO, 5.846s, 2043			155,150	35,556
Ser. 13-101, Class SE, IO, 5.746s, 2043			106,986	26,627
IFB Ser. 13-128, Class CS, IO, 5.746s, 2043			104,402	24,683
Ser. 12-75, Class AI, IO, 4 1/2s, 2027			54,935	7,432
Ser. 418, Class C24, IO, 4s, 2043			147,534	34,273
Ser. 13-11, Class IP, IO, 4s, 2042			160,958	31,116
Ser. 418, Class C15, IO, 3 1/2s, 2043			128,198	28,524
Ser. 12-136, Class PI, IO, 3 1/2s, 2042			104,669	15,689
Ser. 12-93, Class DI, IO, 3 1/2s, 2027			141,901	19,865
Ser. 12-151, Class PI, IO, 3s, 2043			89,339	12,499
Ser. 13-35, Class PI, IO, 3s, 2042			417,002	50,678
Ser. 13-31, Class NI, IO, 3s, 2041			121,764	12,489
Ser. 13-7, Class EI, IO, 3s, 2040			122,002	21,391
Ser. 13-55, Class MI, IO, 3s, 2032			104,854	13,777

Government National Mortgage Association
IFB Ser. 13-124, Class SC, IO, 6.047s, 2041			134,986	21,839
IFB Ser. 13-129, Class SN, IO, 5.997s, 2043			76,332	13,217
IFB Ser. 13-129, Class CS, IO, 5.997s, 2042			183,803	30,486
IFB Ser. 10-20, Class SC, IO, 5.997s, 2040			134,088	23,995
Ser. 13-116, Class SA, IO, 5.996s, 2043			80,548	14,385
IFB Ser. 14-90, Class HS, IO, 5.947s, 2044			104,115	24,297
IFB Ser. 14-32, Class CS, IO, 5.947s, 2044			97,449	21,144
IFB Ser. 12-34, Class SA, IO, 5.897s, 2042			125,186	26,166
Ser. 14-25, Class QI, IO, 5s, 2044			98,965	22,394
Ser. 11-116, Class IB, IO, 5s, 2040			77,046	5,578
Ser. 10-20, Class UI, IO, 5s, 2040			114,690	21,811
Ser. 10-9, Class UI, IO, 5s, 2040			204,276	45,864
Ser. 09-121, Class UI, IO, 5s, 2039			121,877	28,243
Ser. 10-35, Class QI, IO, 4 1/2s, 2040			46,603	9,820
Ser. 13-24, Class PI, IO, 4s, 2042			92,314	16,872
Ser. 12-41, Class IP, IO, 4s, 2041			117,004	21,622
Ser. 13-102, Class IP, IO, 3 1/2s, 2043			95,435	12,295
Ser. 13-100, Class MI, IO, 3 1/2s, 2043			88,345	11,950
Ser. 12-141, Class WI, IO, 3 1/2s, 2041			84,145	10,959
Ser. 12-71, Class JI, IO, 3 1/2s, 2041			89,540	11,696
Ser. 13-90, Class HI, IO, 3 1/2s, 2040			107,985	12,775

				1,258,871
Commercial mortgage-backed securities (4.7%)

Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-PW16, Class AJ, 5.897s, 2040			25,000	25,785

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class C, 5.6s, 2039			25,000	24,830

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.974s, 2049			20,000	20,943
FRB Ser. 06-C4, Class B, 5.974s, 2049			25,000	24,855

COMM Mortgage Trust 144A FRB Ser. 12-LC4, Class D, 5.823s, 2044			20,000	20,496

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3, Class B, 4.882s, 2037			25,000	24,950

GE Capital Commercial Mortgage Corp.
FRB Ser. 06-C1, Class AJ, 5.451s, 2044			76,000	76,176
FRB Ser. 05-C1, Class D, 4.949s, 2048			25,000	24,140

GMAC Commercial Mortgage Securities, Inc. Trust 144A Ser. 04-C3, Class X1, IO, 0.879s, 2041			246,955	1,488

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042			25,000	24,882
FRB Ser. 05-GG3, Class D, 4.986s, 2042			50,000	50,070
FRB Ser. 05-GG3, Class B, 4.894s, 2042			50,000	50,291

GS Mortgage Securities Trust 144A FRB Ser. 13-GC16, Class D, 5.492s, 2046			18,000	17,393

JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C14, Class E, 4.713s, 2046			16,000	14,368

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051			30,000	30,686
FRB Ser. 06-LDP7, Class B, 6.058s, 2045			20,000	17,331
Ser. 06-LDP6, Class AJ, 5.565s, 2043			29,000	29,655
Ser. 06-LDP8, Class B, 5.52s, 2045			30,000	30,163
FRB Ser. 05-LDP2, Class D, 4.941s, 2042			20,000	19,997
FRB Ser. 13-LC11, Class D, 4.382s, 2046			23,000	21,586

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.379s, 2051			20,000	18,819
FRB Ser. 13-C13, Class D, 4.191s, 2046			17,000	15,672
FRB Ser. 13-C13, Class E, 3.986s, 2046			12,000	9,658

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039			20,000	20,051
Ser. 06-C6, Class D, 5.502s, 2039			13,000	12,500
Ser. 07-C1, Class AJ, 5.484s, 2040			18,000	18,242
FRB Ser. 05-C2, Class C, 5.366s, 2040			25,000	25,020

Merrill Lynch Mortgage Trust
FRB Ser. 05-LC1, Class D, 5.601s, 2044			25,000	25,711
FRB Ser. 05-CIP1, Class C, 5.444s, 2038			25,000	23,805
Ser. 04-KEY2, Class D, 5.046s, 2039			25,000	25,000

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049			25,000	24,283
Ser. 06-4, Class XC, IO, 0.273s, 2049			1,081,525	16,612

UBS-Barclays Commercial Mortgage Trust 144A Ser. 13-C6, Class E, 3 1/2s, 2046			38,000	29,582

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C23, Class C, 5.664s, 2045			20,000	20,204
Ser. 06-C24, Class AJ, 5.658s, 2045			35,000	35,809

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 12-LC5, Class E, 4.937s, 2045			100,000	88,130

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class E, 5s, 2044			30,000	27,155
FRB Ser. 13-C15, Class D, 4.633s, 2046			27,000	25,561
FRB Ser. 12-C7, Class F, 4 1/2s, 2045			100,000	83,160
FRB Ser. 13-C12, Class D, 4.497s, 2048			15,000	14,240
Ser. 13-C12, Class E, 3 1/2s, 2048			15,000	11,600

				1,120,899
Residential mortgage-backed securities (non-agency) (1.9%)

Banc of America Funding Corp. FRB Ser. 06-G, Class 3A3, 5 3/4s, 2036			39,636	38,843

Bear Stearns Alt-A Trust FRB Ser. 04-6, Class M2, 1.88s, 2034			22,536	19,550

Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, 0.505s, 2035			19,797	17,223
FRB Ser. 05-59, Class 1A1, 0.486s, 2035			20,105	16,386
FRB Ser. 05-51, Class 1A1, 0.474s, 2035			45,620	38,348

MortgageIT Trust FRB Ser. 41761, Class 1M1, 0.595s, 2035			51,634	46,987

Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 1A1, 0.917s, 2046			24,962	16,974
FRB Ser. 06-QO5, Class 2A1, 0.345s, 2046			66,780	51,587

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR4, Class 1A1B, 1.057s, 2046			45,709	40,110
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044			46,652	42,220
FRB Ser. 05-AR15, Class A1B2, 0.565s, 2045			36,055	31,872
FRB Ser. 05-AR11, Class A1B3, 0.555s, 2045			42,229	37,689
FRB Ser. 05-AR9, Class A1B, 0.535s, 2045			45,083	41,814

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6, Class 7A2, 5.016s, 2036			30,390	30,162

				469,765

Total mortgage-backed securities (cost $2,734,575)				$2,849,535

INVESTMENT COMPANIES (5.0%)(a)
			Shares	Value

Consumer Discretionary Select Sector SPDR Fund			3,012	$200,870

Energy Select Sector SPDR Fund ETF			2,088	189,215

Health Care Select Sector SPDR Fund			3,191	203,937

Industrial Select Sector SPDR Fund			3,819	202,980

Technology Select Sector SPDR Fund			5,098	203,461

Utility Select Sector SPDR Fund ETF			4,747	199,801

Total investment companies (cost $1,200,325)				$1,200,264

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.2%)(a)
			Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.2%)

Federal National Mortgage Association Pass-Through Certificates 3 1/2s, TBA, October 1, 2044			$1,000,000	$1,021,953

Total U.S. government and agency mortgage obligations (cost $1,024,063)				$1,021,953

COMMODITY LINKED NOTES (3.9%)(a)(CLN)
			Principal amount	Value

Deutsche Bank AG/London 144A notes, 1-month USD LIBOR less 0.16%, 2015 (Indexed to the DB Commodity Backwardation Alpha 22 Total Return Index multiplied by 3) (United Kingdom)			$79,000	$71,685

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)			202,000	201,693

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the S&P GSCI Light-Energy Index Excess Return multiplied by 3) (Jersey)			235,000	268,746

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)			75,000	78,465

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2014 (Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)			305,000	308,403

Total commodity Linked Notes (cost $896,000)				$928,992

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.0%)(a)
			Principal amount	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default)(NON)			$175,000	$153,125

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s, 2018 (Argentina)			100,000	88,000

Total foreign government and agency bonds and notes (cost $256,247)				$241,125

CORPORATE BONDS AND NOTES (0.2%)(a)
			Principal amount	Value

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)			$6,000	$4,523

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)			54,000	53,001

Total corporate bonds and notes (cost $59,117)				$57,524

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.

(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78		$133,000	$407

(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78		133,000	387

2.7395/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7395		35,000	364

2.7175/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7175		35,000	325

2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54		133,000	257

2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54		133,000	238

Total purchased swap options outstanding (cost $3,268)				$1,978

PURCHASED OPTIONS OUTSTANDING (0.5%)(a)
	Expiration		Contract
	date/strike price		amount	Value

SPDR S&P 500 ETF Trust (Put)	Sep-15/$177.00		$4,243	$30,204

SPDR S&P 500 ETF Trust (Put)	Aug-15/170.00		4,243	21,385

SPDR S&P 500 ETF Trust (Put)	Jul-15/173.00		4,243	21,289

SPDR S&P 500 ETF Trust (Put)	Jun-15/175.00		4,243	20,859

SPDR S&P 500 ETF Trust (Put)	May-15/165.00		4,243	11,648

SPDR S&P 500 ETF Trust (Put)	Apr-15/164.00		4,243	9,432

Total purchased options outstanding (cost $137,332)				$114,817

SHORT-TERM INVESTMENTS (53.5%)(a)
			Principal amount/shares	Value

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.07%, November 14, 2014			$500,000	$499,954

Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.13%, December 15, 2014			1,000,000	999,969

Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.07%, October 20, 2014			1,361,000	1,360,946

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.06%, December 8, 2014			1,000,000	999,972

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.11%, November 17, 2014			1,000,000	999,850

Putnam Short Term Investment Fund 0.06%(AFF)		Shares	5,022,764	5,022,764

U.S. Treasury Bills with an effective yield of 0.03%, December 26, 2014(SEG)			$1,000,000	999,964

U.S. Treasury Bills with an effective yield of 0.12%, December 11, 2014(SEG)(SEGCCS)			1,000,000	999,970

U.S. Treasury Bills with an effective yield of 0.13%, November 13, 2014 (SEGCCS)			1,000,000	999,840

Total short-term investments (cost $12,882,641)				$12,883,229

TOTAL INVESTMENTS

Total investments (cost $24,257,866)(b)				$24,854,395

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $4,763,451) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Buy	12/17/14	$20,088	$20,598	$(510)
	Swiss Franc	Sell	12/17/14	22,642	23,523	881
Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	66,043	68,863	(2,820)
	Australian Dollar	Sell	10/15/14	66,043	68,592	2,549
	British Pound	Buy	12/17/14	10,693	11,505	(812)
	Canadian Dollar	Sell	10/15/14	36,418	37,268	850
	Chinese Yuan (Offshore)	Buy	11/19/14	23,955	23,919	36
	Czech Koruna	Sell	12/17/14	11,491	11,879	388
	Euro	Sell	12/17/14	107,544	111,769	4,225
	Japanese Yen	Buy	11/19/14	9,387	10,023	(636)
	Japanese Yen	Sell	11/19/14	9,387	9,912	525
	Mexican Peso	Sell	10/15/14	23,827	24,044	217
	New Zealand Dollar	Buy	10/15/14	312	836	(524)
	Norwegian Krone	Buy	12/17/14	21,981	22,756	(775)
	Norwegian Krone	Sell	12/17/14	21,981	22,196	215
	Singapore Dollar	Buy	11/19/14	3,214	3,286	(72)
	South African Rand	Buy	10/15/14	27,081	28,535	(1,454)
	South African Rand	Sell	10/15/14	27,081	27,952	871
	Swedish Krona	Buy	12/17/14	12,123	11,633	490
	Swiss Franc	Sell	12/17/14	52,201	53,639	1,438
	Turkish Lira	Buy	12/17/14	176,310	176,828	(518)
Citibank, N.A.
	Australian Dollar	Buy	10/15/14	44,874	47,660	(2,786)
	Brazilian Real	Buy	10/2/14	113,533	120,034	(6,501)
	Brazilian Real	Sell	10/2/14	113,533	118,297	4,764
	Brazilian Real	Buy	1/5/15	46,483	46,725	(242)
	Chilean Peso	Buy	10/15/14	13,730	14,418	(688)
	Chilean Peso	Sell	10/15/14	13,730	14,643	913
	Euro	Sell	12/17/14	31,719	34,427	2,708
	Japanese Yen	Sell	11/19/14	26,393	28,417	2,024
	Mexican Peso	Buy	10/15/14	60	61	(1)
	Mexican Peso	Sell	10/15/14	60	61	1
	New Zealand Dollar	Sell	10/15/14	3,509	4,815	1,306
	Norwegian Krone	Buy	12/17/14	13,847	14,845	(998)
	Swiss Franc	Sell	12/17/14	22,327	23,203	876
Credit Suisse International
	Australian Dollar	Buy	10/15/14	22,218	24,009	(1,791)
	British Pound	Buy	12/17/14	17,499	17,621	(122)
	British Pound	Sell	12/17/14	17,497	17,817	320
	Canadian Dollar	Sell	10/15/14	10,800	11,616	816
	Euro	Sell	12/17/14	187,791	188,324	533
	Indian Rupee	Sell	11/19/14	1,466	1,474	8
	Japanese Yen	Sell	11/19/14	56,841	58,151	1,310
	Mexican Peso	Sell	10/15/14	3,519	3,646	127
	New Zealand Dollar	Buy	10/15/14	43,738	47,821	(4,083)
	New Zealand Dollar	Sell	10/15/14	43,738	46,929	3,191
	Norwegian Krone	Sell	12/17/14	6,023	6,002	(21)
	Swedish Krona	Buy	12/17/14	36,245	36,820	(575)
	Swedish Krona	Sell	12/17/14	36,245	36,920	675
	Swiss Franc	Sell	12/17/14	22,117	22,980	863
	Turkish Lira	Sell	12/17/14	226,936	247,192	20,256
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	13,733	14,510	(777)
	British Pound	Sell	12/17/14	265,854	270,758	4,904
	Canadian Dollar	Sell	10/15/14	20,440	22,246	1,806
	Euro	Buy	12/17/14	68,621	70,018	(1,397)
	Euro	Sell	12/17/14	68,621	70,336	1,715
	Japanese Yen	Sell	11/19/14	22,866	24,419	1,553
	New Zealand Dollar	Buy	10/15/14	43,894	48,966	(5,072)
	New Zealand Dollar	Sell	10/15/14	43,894	47,793	3,899
	Norwegian Krone	Sell	12/17/14	6,023	6,778	755
	Swedish Krona	Sell	12/17/14	11,126	11,706	580
	Swiss Franc	Sell	12/17/14	22,642	23,530	888
Goldman Sachs International
	Australian Dollar	Buy	10/15/14	6,910	8,376	(1,466)
	British Pound	Buy	12/17/14	18,797	19,191	(394)
	Canadian Dollar	Sell	10/15/14	23,208	23,943	735
	Euro	Buy	12/17/14	24,137	24,140	(3)
	Japanese Yen	Sell	11/19/14	273,581	276,778	3,197
	Norwegian Krone	Buy	12/17/14	23,875	23,968	(93)
	Norwegian Krone	Sell	12/17/14	23,875	24,128	253
	Swedish Krona	Sell	12/17/14	7,967	8,361	394
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/15/14	26,505	27,807	(1,302)
	British Pound	Buy	12/17/14	810	825	(15)
	British Pound	Sell	12/17/14	810	816	6
	Canadian Dollar	Sell	10/15/14	35,436	36,073	637
	Euro	Buy	12/17/14	23,379	24,293	(914)
	Euro	Sell	12/17/14	23,379	23,595	216
	Japanese Yen	Sell	11/19/14	12,121	12,946	825
	Swedish Krona	Buy	12/17/14	12,123	11,303	820
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	35,602	37,759	(2,157)
	Brazilian Real	Buy	10/2/14	68,961	72,323	(3,362)
	Brazilian Real	Sell	10/2/14	68,961	71,049	2,088
	Brazilian Real	Buy	1/5/15	45,605	45,846	(241)
	British Pound	Buy	12/17/14	14,095	14,472	(377)
	Canadian Dollar	Sell	10/15/14	7,855	8,419	564
	Czech Koruna	Sell	12/17/14	11,495	11,886	391
	Euro	Buy	12/17/14	23,505	24,227	(722)
	Euro	Sell	12/17/14	23,505	24,127	622
	Hungarian Forint	Buy	12/17/14	14,543	14,630	(87)
	Hungarian Forint	Sell	12/17/14	14,543	14,938	395
	Indian Rupee	Sell	11/19/14	385	387	2
	Japanese Yen	Sell	11/19/14	44,049	48,038	3,989
	Mexican Peso	Sell	10/15/14	23,827	24,116	289
	New Taiwan Dollar	Sell	11/19/14	23,244	23,595	351
	New Zealand Dollar	Sell	10/15/14	21,596	23,723	2,127
	Norwegian Krone	Buy	12/17/14	9,702	10,491	(789)
	Singapore Dollar	Sell	11/19/14	1,489	1,523	34
	Swedish Krona	Sell	12/17/14	2,397	2,710	313
	Swiss Franc	Sell	12/17/14	27,568	29,080	1,512
Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/17/14	11,989	12,061	(72)
	British Pound	Sell	12/17/14	11,989	12,073	84
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/15/14	15,046	15,793	(747)
	Brazilian Real	Buy	10/2/14	113,737	120,741	(7,004)
	Brazilian Real	Sell	10/2/14	113,737	119,314	5,577
	Brazilian Real	Buy	1/5/15	46,441	46,756	(315)
	British Pound	Buy	12/17/14	97,528	99,316	(1,788)
	Canadian Dollar	Sell	10/15/14	23,832	24,835	1,003
	Chilean Peso	Buy	10/15/14	1,038	1,076	(38)
	Chilean Peso	Sell	10/15/14	1,038	1,112	74
	Euro	Buy	12/17/14	12,132	12,297	(165)
	Japanese Yen	Sell	11/19/14	146,761	159,240	12,479
	New Taiwan Dollar	Buy	11/19/14	783	795	(12)
	New Zealand Dollar	Sell	10/15/14	10,837	13,170	2,333
	Norwegian Krone	Buy	12/17/14	26,917	28,910	(1,993)
	Singapore Dollar	Sell	11/19/14	1,411	1,443	32
	Swedish Krona	Sell	12/17/14	39,889	41,215	1,326
	Swiss Franc	Sell	12/17/14	46,436	47,846	1,410
UBS AG
	British Pound	Buy	12/17/14	56,217	57,246	(1,029)
	Canadian Dollar	Sell	10/15/14	10,890	11,422	532
	Japanese Yen	Sell	11/19/14	56,876	60,726	3,850
WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	24,055	25,499	(1,444)
	Australian Dollar	Sell	10/15/14	24,055	24,627	572
	British Pound	Buy	12/17/14	46,658	47,509	(851)
	Canadian Dollar	Sell	10/15/14	23,654	24,151	497
	Euro	Sell	12/17/14	45,368	47,536	2,168
	Japanese Yen	Buy	11/19/14	9,295	9,816	(521)
	Japanese Yen	Sell	11/19/14	9,295	9,925	630
	New Zealand Dollar	Sell	10/15/14	21,362	21,575	213

Total						$60,940

FUTURES CONTRACTS OUTSTANDING at 9/30/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-CAC 40 Index (Short)	2	$111,502	Oct-14	$(635)
FTSE 100 Index (Short)	1	$107,085	Dec-14	2,453
IBEX 35 Index (Long)	2	274,299	Oct-14	2,112
S&P 500 Index E-Mini (Long)	8	786,200	Dec-14	(12,941)
S&P Mid Cap 400 Index E-Mini (Long)	5	682,700	Dec-14	(29,560)
SPI 200 Index (Short)	1	115,638	Dec-14	3,578
Tokyo Price Index (Short)	3	362,845	Dec-14	(6,140)
U.S. Treasury Bond 30 yr (Short)	1	137,906	Dec-14	1,186
U.S. Treasury Note 5 yr (Long)	1	118,258	Dec-14	(314)
U.S. Treasury Note 10 yr (Long)	28	3,489,938	Dec-14	(18,428)

Total				$(58,689)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/14 (premiums $46,170) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

(2.535)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.535	$35,000	$97
(2.557)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.557	35,000	116
(2.635)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.635	35,000	199
(2.657)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.657	35,000	230
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	99,750	1,083
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	99,750	1,083
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	162,100	1,258
JPMorgan Chase Bank N.A.

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	81,100	649
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	229,000	37,446

Total			$42,161

WRITTEN OPTIONS OUTSTANDING at 9/30/14 (premiums $3,264) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Oct-14/$204.00	$2,134	$389
SPDR S&P 500 ETF Trust (Call)	Oct-14/207.00	7,637	152
SPDR S&P 500 ETF Trust (Call)	Oct-14/203.00	2,913	178
SPDR S&P 500 ETF Trust (Call)	Oct-14/204.50	2,879	15

Total			$734

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/14 (Unaudited)

Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Credit Suisse International

(2.78125)/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.78125	$88,000	$—	$16
2.54875/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.54875	88,000	—	(98)
(2.665)/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	44,000	—	52
2.665/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	44,000	—	(38)
JPMorgan Chase Bank N.A.

2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	49,700	—	138
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	49,700	—	130
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	49,700	—	(48)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	49,700	—	(49)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	49,700	—	(93)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	49,700	—	(95)

Total			$—	$(85)

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$3,049,000	(E)	$(562)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$190
	1,696,000	(E)	14,002	12/17/19	3 month USD-LIBOR-BBA	2.25%	(490)
	466,400	(E)	9,737	12/17/24	3 month USD-LIBOR-BBA	3.00%	(1,596)
	122,000	(E)	(5,310)	12/17/44	3 month USD-LIBOR-BBA	3.50%	1,209

	Total		$17,867	$(687)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$17,085	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(44)
	17,085	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(44)
	240,000	—	7/19/23	(2.585%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(8,777)
baskets	34,769	—	3/15/15	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLTRFCF3) of common stocks	(20,434)
units	903	—	3/13/15	3 month USD-LIBOR-BBA minus 0.07%	Russell 1000 Total Return Index	41,088
Barclays Bank PLC
	$3,276	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(7)
	206,331	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(536)
	26,006	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	23
	16,804	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	15
	18,793	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	17
	240,000	—	7/19/23	(2.569%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(8,386)
	12,385	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(54)
Citibank, N.A.
	10,952	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(28)
baskets	2,103	—	6/2/15	3 month USD-LIBOR-BBA minus 0.60%	A basket (CGPUTED1) of common stocks	14,299
baskets	7,238	—	9/21/15	3 month USD-LIBOR-BBA minus 1.60%	A basket (CGPUTS30) of common stocks	37,053
baskets	8	—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	2,735
units	164	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	19,317
units	38	—	6/2/15	(3 month USD-LIBOR-BBA minus 0.40%)	Russell 2000 Total Return Index	(13,557)
units	1	—	6/2/15	(3 month USD-LIBOR-BBA minus 0.40%)	Russell 2000 Total Return Index	(357)
units	12	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	45
Credit Suisse International
	$530,999	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	1,972
	120,000	—	7/19/23	(2.57%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(4,205)
	29,207	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	26
	29,894	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(130)
	26,050	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(113)
	135,631	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	122
Deutsche Bank AG
	265,000	—	1/24/24	(2.545%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(6,646)
units	522	—	1/26/15	(3 month EUR-EURIBOR-REUTERS plus 12 bp)	iShares EURO STOXX Banks	(4,618)
units	8,403	—	5/8/15	3 month USD-LIBOR-BBA minus 0.45%	A basket (DBCTPS3P) of common stocks	63,538
units	8,403	—	5/8/15	(3 month USD-LIBOR-BBA plus 0.31%)	A basket (DBCTPL3P) of common stocks	(21,302)
Goldman Sachs International
	$7,644	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(17)
	7,644	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(17)
	3,720	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6)
	42,493	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(110)
	30,576	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(70)
	12,012	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(27)
baskets	27,984	—	6/30/15	(3 month USD-LIBOR-BBA plus 35 bp)	A basket (GSCBPUR1) of common stocks	3,525
units	7,824	—	8/11/15	(0.45%)	Goldman Sachs Volatility Carry US Scaled 3X Excess Return Strategy Index	(7,192)
JPMorgan Chase Bank N.A.
	$14,018	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(36)
	800,000	—	10/1/24	2.29%	USA Non Revised Consumer Price Index- Urban (CPI-U)	(1,633)
baskets	27,946	—	6/30/15	(3 month USD-LIBOR-BBA minus 12 bp)	A basket (JPCMPTSH) of common stocks	(120)
UBS AG
baskets	23,834	—	5/19/15	(3 month USD-LIBOR-BBA plus 1.00%)	A basket (UBSEMBSK) of common stocks	(129,689)
units	2,586	—	5/19/15	3 month USD-LIBOR-BBA minus 0.10%	MSCI Emerging Markets TR Net USD	83,071
units	3,208	—	5/19/15	3 month USD-LIBOR-BBA minus 0.10%	MSCI Emerging Markets TR Net USD	103,052

Total		$—	$141,743

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$68	$1,000	5/11/63	300 bp	$65
	CMBX NA BBB- Index	BBB-/P	121	2,000	5/11/63	300 bp	114
	CMBX NA BBB- Index	BBB-/P	228	4,000	5/11/63	300 bp	215
	CMBX NA BBB- Index	BBB-/P	247	4,000	5/11/63	300 bp	234
	Barclays Bank PLC
	CMBX NA BBB- Index	BBB-/P	887	8,000	5/11/63	300 bp	860
	Credit Suisse International
	CMBX NA BBB- Index	BBB-/P	452	4,000	5/11/63	300 bp	439
	CMBX NA BBB- Index	BBB-/P	310	4,000	5/11/63	300 bp	297
	CMBX NA BBB- Index	BBB-/P	263	4,000	5/11/63	300 bp	250
	CMBX NA BBB- Index	BBB-/P	122	4,000	5/11/63	300 bp	109
	CMBX NA BBB- Index	BBB-/P	70	4,000	5/11/63	300 bp	57
	CMBX NA BBB- Index	BBB-/P	58	5,000	5/11/63	300 bp	42
	CMBX NA BBB- Index	BBB-/P	364	5,000	5/11/63	300 bp	348
	CMBX NA BBB- Index	BBB-/P	246	6,000	5/11/63	300 bp	226
	CMBX NA BBB- Index	BBB-/P	536	7,000	5/11/63	300 bp	513
	CMBX NA BB Index	—	(94)	18,000	5/11/63	(500 bp)	(80)
	CMBX NA BB Index	—	(175)	10,000	5/11/63	(500 bp)	(167)
	CMBX NA BB Index	—	93	6,000	5/11/63	(500 bp)	97
	CMBX NA BB Index	—	(55)	6,000	5/11/63	(500 bp)	(50)
	CMBX NA BB Index	—	132	5,000	5/11/63	(500 bp)	136
	CMBX NA BB Index	—	60	3,000	5/11/63	(500 bp)	62
	CMBX NA BB Index	—	(194)	10,000	5/11/63	(500 bp)	(186)
	CMBX NA BBB- Index	BBB-/P	86	1,000	5/11/63	300 bp	83
	CMBX NA BBB- Index	BBB-/P	(18)	3,000	5/11/63	300 bp	(28)
	CMBX NA BBB- Index	BBB-/P	(29)	3,000	5/11/63	300 bp	(39)
	CMBX NA BBB- Index	BBB-/P	191	4,000	5/11/63	300 bp	178
	CMBX NA BBB- Index	BBB-/P	348	4,000	5/11/63	300 bp	335
	CMBX NA BBB- Index	BBB-/P	(47)	5,000	5/11/63	300 bp	(63)
	CMBX NA BBB- Index	BBB-/P	(50)	5,000	5/11/63	300 bp	(67)
	CMBX NA BBB- Index	BBB-/P	(17)	5,000	5/11/63	300 bp	(33)
	CMBX NA BBB- Index	BBB-/P	13	5,000	5/11/63	300 bp	(3)
	CMBX NA BBB- Index	BBB-/P	(17)	5,000	5/11/63	300 bp	(33)
	CMBX NA BBB- Index	BBB-/P	119	5,000	5/11/63	300 bp	102
	CMBX NA BBB- Index	BBB-/P	28	6,000	5/11/63	300 bp	6
	CMBX NA BBB- Index	BBB-/P	(20)	6,000	5/11/63	300 bp	(40)
	CMBX NA BBB- Index	BBB-/P	36	6,000	5/11/63	300 bp	17
	CMBX NA BBB- Index	BBB-/P	4	6,000	5/11/63	300 bp	(16)
	CMBX NA BBB- Index	BBB-/P	21	6,000	5/11/63	300 bp	1
	CMBX NA BBB- Index	BBB-/P	(80)	8,000	5/11/63	300 bp	(107)
	CMBX NA BBB- Index	BBB-/P	(181)	12,000	5/11/63	300 bp	(221)
	CMBX NA BBB- Index	BBB-/P	(148)	12,000	5/11/63	300 bp	(187)
	CMBX NA BBB- Index	BBB-/P	9	13,000	5/11/63	300 bp	(34)
	CMBX NA BBB- Index	BBB-/P	472	25,000	5/11/63	300 bp	389
	CMBX NA BBB- Index	BBB-/P	541	25,000	5/11/63	300 bp	459
	CMBX NA BBB- Index	BBB-/P	4,692	44,000	5/11/63	300 bp	4,544
	CMBX NA BBB- Index	BBB-/P	2,447	100,000	5/11/63	300 bp	2,117
	CMBX NA BBB- Index	—	(282)	6,000	1/17/47	(300 bp)	(120)
	CMBX NA BBB- Index	—	(339)	6,000	1/17/47	(300 bp)	(177)
	Goldman Sachs International
	CMBX NA BB Index	—	(58)	6,000	5/11/63	(500 bp)	(53)
	CMBX NA BB Index	—	(53)	5,000	5/11/63	(500 bp)	(49)
	CMBX NA BB Index	—	68	3,000	5/11/63	(500 bp)	70
	CMBX NA BBB- Index	BBB-/P	(33)	3,000	5/11/63	300 bp	(43)
	CMBX NA BBB- Index	BBB-/P	(47)	5,000	5/11/63	300 bp	(63)
	CMBX NA BBB- Index	BBB-/P	(50)	5,000	5/11/63	300 bp	(67)
	CMBX NA BBB- Index	BBB-/P	(50)	5,000	5/11/63	300 bp	(67)
	CMBX NA BBB- Index	BBB-/P	(16)	6,000	5/11/63	300 bp	(36)
	CMBX NA BBB- Index	BBB-/P	(24)	6,000	5/11/63	300 bp	(44)
	CMBX NA BBB- Index	BBB-/P	91	8,000	5/11/63	300 bp	65

	Total		$11,346	$10,357

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Key to holding's abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2014 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $24,062,981.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(b)	The aggregate identified cost on a tax basis is $24,258,505, resulting in gross unrealized appreciation and depreciation of $774,047 and $178,157, respectively, or net unrealized appreciation of $595,890.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Short Term Investment Fund *	$3,270,151	$19,481,694	$17,729,081	$2,188	$5,022,764
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $5,130,336 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned, to gain exposure to securities and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $6,168 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$151,193	$—	$—
Capital goods	180,131	—	—
Communication services	128,374	—	—
Conglomerates	158,518	398,141	—
Consumer cyclicals	681,716	—	—
Consumer staples	515,735	81,729	—
Energy	446,249	—	—
Financials	973,942	—	—
Health care	697,248	—	—
Technology	860,653	—	—
Transportation	117,830	—	—
Utilities and power	163,519	—	—
Total common stocks	5,075,108	479,870	—
Commodity linked notes	$—	$928,992	$—
Corporate bonds and notes	—	57,524	—
Foreign government and agency bonds and notes	—	241,125	—
Investment companies	1,200,264	—	—
Mortgage-backed securities	—	2,849,535	—
Purchased options outstanding	—	114,817	—
Purchased swap options outstanding	—	1,978	—
U.S. government and agency mortgage obligations	—	1,021,953	—
Short-term investments	5,022,764	7,860,465	—

Totals by level	$11,298,136	$13,556,259	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$60,940	$—
Futures contracts	(58,689)	—	—
Written options outstanding	—	(734)	—
Written swap options outstanding	—	(42,161)	—
Forward premium swap option contracts	—	(85)	—
Interest rate swap contracts	—	(18,554)	—
Total return swap contracts	—	141,743	—
Credit default contracts	—	(989)	—

Totals by level	$(58,689)	$140,160	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above) did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$380	$1,369
Foreign exchange contracts	122,016	61,076
Equity contracts	490,683	247,279
Interest rate contracts	12,946	118,035

Total	$626,025	$427,759

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)		$32,000
Purchased swap option contracts (contract amount)		$280,000
Written equity option contracts (contract amount)		$18,000
Written swap option contracts (contract amount)		$630,000
Futures contracts (number of contracts)		40
Forward currency contracts (contract amount)		$6,600,000
Centrally cleared interest rate swap contracts (notional)		$5,600,000
OTC total return swap contracts (notional)		$25,600,000
OTC credit default contracts (notional)		$370,000
Centrally cleared credit default contracts (notional)		$2,400,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	–	–	1,827	–	–	–	–	–	–	–	–	–	–	–	1,827
	OTC Total return swap contracts*#	41,088	55	–	73,449	2,120	63,538	3,525	–	–	–	–	–	186,123	–	369,898
	OTC Credit default contracts*#	–	–	–	–	369	–	11	–	–	–	–	–	–	–	380
	Futures contracts§	–	–	–	–	–	–	–	–	–	6,450	–	–	–	–	6,450
	Forward currency contracts#	881	11,804	–	12,592	28,099	16,100	4,579	2,504	12,677	–	84	24,234	4,382	4,080	122,016
	Forward premium swap option contracts#	–	–	–	–	68	–	–	–	268	–	–	–	–	–	336
	Purchased swap options#	1,978	–	–	–	–	–	–	–	–	–	–	–	–	–	1,978
	Purchased options#	–	–	–	–	–	9,432	–	–	105,385	–	–	–	–	–	114,817

	Total Assets	$43,947	$11,859	$1,827	$86,041	$30,656	$89,070	$8,115	$2,504	$118,330	$6,450	$84	$24,234	$190,505	$4,080	$617,702

	Liabilities:
	Centrally cleared interest rate swap contracts§	–	–	776	–	–	–		–	–	–	–	–	–	–	776
	OTC Total return swap contracts*#	29,299	8,983	–	13,942	4,448	32,566	7,439	–	1,789	–	–	–	129,689	–	228,155
	OTC Credit default contracts*#	36	27	–	–	1,180	–	126	–	–	–	–	–	–	–	1,369
	Futures contracts§	–	–	–	–	–	–	–	–	–	11,401	–	–	–	–	11,401
	Forward currency contracts#	510	7,611	–	11,216	6,592	7,246	1,956	2,231	7,735	–	72	12,062	1,029	2,816	61,076
	Forward premium swap option contracts#	–	–	–	–	136	–	–	–	285	–	–	–	–	–	421
	Written swap options#	4,066	–	–	–	–	–	–	–	38,095	–	–	–	–	–	42,161
	Written options#	–	–	–	–	–	15	–	–	719	–	–	–	–	–	734

	Total Liabilities	$33,911	$16,621	$776	$25,158	$12,356	$39,827	$9,521	$2,231	$48,623	$11,401	$72	$12,062	$130,718	$2,816	$346,093

	Total Financial and Derivative Net Assets	$10,036	$(4,762)	$1,051	$60,883	$18,300	$49,243	$(1,406)	$273	$69,707	$(4,951)	$12	$12,172	$59,787	$1,264	$271,609
	Total collateral received (pledged)##†	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–
	Net amount	$10,036	$(4,762)	$1,051	$60,883	$18,300	$49,243	$(1,406)	$273	$69,707	$(4,951)	$12	$12,172	$59,787	$1,264

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 26, 2014